                                                                    Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 2003, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party to the Credit Agreement (as referred to below) (together with the Corporation, collectively, the "Borrowers"), the LENDERS from time to time party to the Credit Agreement (the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), J.P. MORGAN CHASE BANK, as Syndication Agent (in such capacity, the "Syndication Agent"), BANK OF AMERICA, N.A., FLEET NATIONAL BANK and SOCIETE GENERALE, as Co-Documentation Agents (in such capacity, collectively, the "Co-Documentation Agents" and each, a "Co-Documentation Agent"), and DEUTSCHE BANK SECURITIES INC. and JP MORGAN SECURITIES INC. as Co-Lead Arrangers and Joint Book Running Managers (in such capacity, collectively, the "Managers"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Corporation, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Managers are parties to that certain Credit Agreement, dated as of October 9, 2002 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Corporation and its Subsidiaries desire to, inter alia, (i) modify the maximum Consolidated Leverage Ratio set forth in Section
9.06 of the Credit Agreement for the last day of each fiscal quarter ending June 30, 2003 through and including June 30, 2005; (ii) modify the definition of "Applicable Margin" set forth in Section 11.01 of the Credit Agreement; (iii) modify the definition of "Consolidated Indebtedness" set forth in Section 11.01 of the Credit Agreement; (iv) provide for certain conditions with respect to the ability of the Corporation to pay certain Dividends to its shareholders; and (v) permanently reduce the maximum ratio of Encumbered EBITDA to Consolidated EBITDA provided in Section 9.08 of the Credit Agreement; and

                  WHEREAS, in connection with the foregoing, the Corporation and its Subsidiaries wish to request certain modifications to provisions in the Credit Agreement in order to permit the matters described herein, subject to all of the terms and provisions contained in this Amendment and only to the extent set forth in this Amendment.

                  NOW, THEREFORE, it is agreed:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

                  1.01. Maximum Consolidated Leverage Ratio; Section 9.06. From and after the Second Amendment Effective Date (as defined below), Section 9.06 of the Credit Agreement shall be amended by (i) deleting the table appearing in said Section in its entirety and (ii) inserting the following new table in lieu thereof:

                  "Fiscal Quarter Ending                                Ratio
                  ----------------------                                -----
                  March 31, 2003                                       5.75:1.00
                  June 30, 2003                                        6.25:1.00
                  September 30, 2003                                   6.00:1.00
                  December 31, 2003                                    6.00:1.00

                  March 31, 2004                                       6.00:1.00
                  June 30, 2004                                        5.75:1.00
                  September 30, 2004                                   5.50:1.00
                  December 31, 2004                                    5.50:1.00

                  March 31, 2005                                       5.25:1.00
                  June 30, 2005                                        5.00:1.00

                  Each fiscal quarter ending on or after               4.50:1.00
                  September 30, 2005 and on or prior to
                  June 30, 2006

                  Each fiscal quarter ending after                     4.00:1.00".
                  June 30, 2006

                  1.02. Unencumbered EBITDA Ratio; Section 9.08. From and after the Second Amendment Effective Date, Section 9.08 of the Credit Agreement shall be amended by deleting the text "0.36:1.00" appearing in said Section and inserting the text "(x) in the case of any Test Period ending on or prior to June 30, 2003, 0.36:1.00 and (y) in the case of any Test Period ended thereafter, 0.30:1.00" in lieu thereof.

                  1.03. Definition of "Applicable Margin"; Section 11.01. From and after the Second Amendment Effective Date, the definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement shall be amended by
(a) (i) deleting the text "or Level 9, as the case may be" appearing in said definition and (ii) inserting the text ", Level 9 or Level 10, as the case may be" in lieu thereof, (b) (i) deleting the table set forth after subsection (D) of the first proviso appearing in said definition and (ii) inserting in lieu thereof the following new table:

      Level         Consolidated                                       Euro Rate Loan Margin       Base Rate Loan and
                    Leverage Ratio                                                                 Canadian Prime Rate
                                                                                                      Loan Margin
     ------        ---------------                                    ---------------------       --------------------
        6           less than 4.50                                        1.250%                    0.250%
        7           greater than or equal to 4.50 less than 5.00          1.500%                    0.500%
        8           greater than or equal to 5.00 less than 5.50          1.625%                    0.625%
        9           greater than or equal to 5.50 less than 5.75          1.875%                    0.875%
        10          greater than or equal to 5.75x                        2.250%                    1.250%

and (c) (i) deleting each reference to "Level 9" in subclauses (x) and (z) of the second proviso appearing in said definition and (ii) inserting in lieu thereof the text "Level 10".

                  1.04. Definition of "Consolidated Indebtedness"; Section
11.01. From and after the Second Amendment Effective Date, the definition of "Consolidated Indebtedness" appearing in Section 11.01 of the Credit Agreement shall be amended by inserting the following text immediately prior to the period at the end of the last sentence of said definition:

                  "and, provided further, that for purposes of calculating "Consolidated Indebtedness" at any time on or prior to the earlier of (i) November 15, 2003 and (ii) the Segregated Funds Withdrawal Date, "Consolidated Indebtedness" (determined as otherwise required above in this definition) shall be reduced by the lesser of (x) the aggregate amount of the Segregated Funds at such time (in the case of Segregated Funds constituting Cash Equivalents, taking the fair market value thereof as reasonably determined by management of the Corporation) and (y) $250,000,000.".

                  1.05. Certain New Definitions. From and after the Second Amendment Effective Date, the following defined terms, as used in this Amendment, shall have the following meanings and Section 11.01 of the Credit Agreement is hereby amended by inserting in said Section 11.01, in appropriate alphabetical order, the following defined terms:

                  "Designated Assets" shall mean any of those eighteen (18) Hotels owned by Domestic Subsidiaries of the Corporation as set forth in an officer's certificate from an Authorized Officer of the Corporation delivered to the Administrative Agent prior to the date hereof, which Hotels may be sold in a single transaction or in any combination or series of transactions.

                  "Sheraton 7-Year Senior Notes" shall mean those certain Senior Notes issued by Sheraton in the aggregate principal amount of $250.0 million due November 15, 2003, as described in the first line of item 1 on Part I of Schedule 7.17 to the Credit Agreement.

                  "Segregated Funds" shall mean cash and Cash Equivalents of the Credit Parties which (i) represent (directly or indirectly) the net sale proceeds received by any Credit Party from the sale of Designated Assets, (ii) are specifically designated by the Corporation for use solely to repay the Sheraton 7-Year Senior Notes pursuant to an officer's certificate from an Authorized Officer of the Corporation (x) delivered to the Administrative Agent within fifteen (15) Business Days following the respective sale of Designated Assets and (y) specifically identifying the initial amount of the cash and Cash Equivalents constituting net sale proceeds from the respective sale of Designated Assets to be so designated as "Segregated Funds" and (iii) are at all times held in one or more segregated accounts of the Credit Parties (and are not commingled with any other funds of the Credit Parties) until utilized to repay in full the Sheraton 7-Year Senior Notes in accordance with their terms; provided that, notwithstanding the foregoing, (x) the cash and Cash Equivalents described above shall not constitute "Segregated Funds" at any time on or after the Segregated Funds Withdrawal Date, (y) the Corporation may from time to time withdraw from the segregated accounts described above cash and Cash Equivalents which solely represent interest or other returns on investment on funds then constituting "Segregated Funds", and (z) in the event that the Corporation or any other Credit Party wishes to withdraw funds theretofore constituting "Segregated Funds" from any segregated account described above (other than in accordance with the requirements of preceding clause (y)), an Authorized Officer of the Corporation shall deliver an officer's certificate to the

         Administrative Agent (I) demonstrating "pro forma" compliance with
         Section 9.06 as at the last day of the fiscal quarter then last ended (for such purposes, recalculating the Consolidated Leverage Ratio using Consolidated Indebtedness as at the last day of such fiscal quarter (for such purposes, calculated as otherwise required pursuant to this Agreement as at such date but without giving effect to the last proviso appearing in the definition of "Consolidated Indebtedness"), (II) containing the calculations (in reasonable detail) required to demonstrate compliance pursuant to preceding clause (I), and (III) acknowledging that upon any such withdrawal, the amount of the "Segregated Funds" shall at all times thereafter be zero.

                  "Segregated Funds Withdrawal Date" shall mean the date of any withdrawal of funds (whether cash or Cash Equivalents) then constituting "Segregated Funds" from the segregated accounts referred to in the definition thereof other than in reliance on clause (y) of the proviso contained in said definition.


                  1.06. Restrictions on Dividends. Notwithstanding anything to the contrary contained in Section 9.03 of the Credit Agreement, from and after the Second Amendment Effective Date to and including June 30, 2005, during the 364-day period ending on the date of a proposed dividend declaration, the Corporation shall not, and shall not permit Starwood REIT to, declare the payment of cash dividends to their respective shareholders (in the case of a dividend declared by Starwood REIT, excluding dividends to be paid to the Corporation or any Wholly-Owned Subsidiary of the Corporation) in an aggregate amount in excess of 25% of Consolidated EBITDA for the Test Period last ended on or prior to the respective date of declaration; provided, that (i) any dividend declared in reliance on the preceding provisions of this Section 6 shall be paid within 90 days of the respective date of declaration and (ii) nothing contained in this Section 6 will limit the requirements applicable to the payment of Dividends by the Corporation pursuant to Section 9.03(ii) of the Credit Agreement.

                  1.07. Acknowledgement. Each Borrower and each Lender acknowledges and agrees that (I) any withdrawal of funds then constituting "Segregated Funds" from the segregated accounts referred to in the definition thereof other than (i) in accordance with clause (y) or (z) of the proviso contained in the definition of "Segregated Funds" or (ii) to repay in full (on such date of withdrawal) the Sheraton 7-Year Senior Notes in accordance with their terms, and (II) any violation of the provisions of Section 6 of Part I of this Amendment shall, in either case, constitute an Event of Default for all purposes of the Credit Agreement and the other Credit Documents.

                  SECTION 2. MISCELLANEOUS PROVISIONS

                  A. Each Guarantor, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect and its Guaranty covers the obligations of each of the relevant Borrowers under the Credit Agreement, as modified and amended by this Amendment.

                  B. In order to induce the Lenders to enter into this Amendment, the Corporation represents and warrants to the Lenders that, on the Second Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

                  E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  F. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee). Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Second Amendment Effective Date.

                  G. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                  H. The Borrowers hereby covenant and agree that, so long as the Second Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) the close of business on the Second Amendment Effective Date or (y) 12:00 p.m. (New York time) on Monday, June 30, 2003 (the "Outside Date"), or which is an immediate or successive assignee of any Lender described above (with respect to amounts obtained, directly or indirectly, by assignment from such Lender), a non-refundable cash fee in an amount equal to twenty basis points (0.20%) of an amount equal to the sum of (x) the outstanding principal amount of Term Loans of such Lender and (y) the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Second Amendment Effective Date, which fees shall be paid by the Borrowers to the Administrative Agent for distribution to the Lenders not later than the fifth (5th) Business Day following the Outside Date.

                   [Signatures appear on the following page.]

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                     STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, Inc., as the Borrower and
                                       Guarantor

                                     By:   /s/ Ronald C. Brown
                                        ----------------------------------------
                                        Name:  Ronald C. Brown
                                        Title: EVP & CFO

                                     STARWOOD CANADA CORP., as an Alternate
                                       Currency Revolving Loan Borrower

                                     By:   /s/ Ronald C. Brown
                                        ----------------------------------------
                                        Name:  Ronald C. Brown
                                        Title: EVP & CFO

                                     SHERATON HOLDING CORPORATION, as
                                       Guarantor

                                     By:   /s/ Ronald C. Brown
                                        ----------------------------------------
                                        Name:  Ronald C. Brown
                                        Title: EVP & CFO

                                     DEUTSCHE BANK AG, NEW YORK
                                       BRANCH,
                                       Individually and as Administrative Agent

                                     By:   /s/ Brenda Casey
                                        ----------------------------------------
                                        Name:  Brenda Casey
                                        Title: Vice President

                                     By:   /s/ Steven P. Lapham
                                        ----------------------------------------
                                        Name:  Steven P. Lapham
                                        Title: Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     BANK OF LENMI USA
                                     -------------------------------------------

                                     By:   /s/ Joung Nee Hong
                                        ----------------------------------------
                                        Name:  Joung Nee Hong
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Bank of America, N.A.
                                     ---------------------

                                     By:   /s/ Ansel McDowell
                                        ----------------------------------------
                                        Name:  Ansel McDowell
                                        Title: Principal

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     BANK OF HAWAII
                                     -------------------------------------------

                                     By:   /s/ Arnold D. Martines
                                        ----------------------------------------
                                        Name:  ARNOLD D. MARTINES
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     BANK OF MONTREAL
                                     -------------------------------------------

                                     By:   /s/ Greg K. Steele
                                        ----------------------------------------
                                        Name:  Greg K. Steele
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     The Bank of Nova Scotia, New York Agency
                                     -------------------------------------------

                                     By:   /s/ T. J. McNaught
                                        ----------------------------------------
                                        Name:  T. J. McNaught
                                        Title: Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Bank One, NA
                                     -------------------------------------------

                                     By:   /s/ Dennis J. Redjalt
                                        ----------------------------------------
                                        Name:  Dennis J. Redjalt
                                        Title: Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     BNP PARIBAS
                                     -------------------------------------------

                                     By:   /s/ Janice Ho
                                        ----------------------------------------
                                        Name:  Janice Ho
                                        Title: Director

                                     By:   /s/ G. Bettles
                                        ----------------------------------------
                                        Name:  G. Bettles
                                        Title: Managing Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Centurion CDO II, Ltd.
                                     By: American Express Asset Management Group
                                         Inc.
                                         as Collateral Manager
                                     -------------------------------------------

                                     By:   /s/ Leanne Stavrakis
                                        ----------------------------------------
                                        Name:  Leanne Stavrakis
                                        Title: Director - Operations

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Sequile - Centurion V, Ltd.
                                     By: American Express Asset Management Group
                                         Inc.
                                         as Collateral Manager
                                     -------------------------------------------

                                     By:   /s/ Leanne Stavrakis
                                        ----------------------------------------
                                        Name:  Leanne Stavrakis
                                        Title: Director - Operations

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     CHANG HWA COMMERCIAL BANK, LTD.,
                                     NEW YORK BRANCH
                                     -------------------------------------------

                                     By:   /s/ Ming-Hsien Lin
                                        ----------------------------------------
                                        Name:  Ming-Hsien Lin
                                        Title: SVP & General Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Chiao Tung Bank Co., Ltd.
                                     -------------------------------------------

                                     By:   /s/ Chun-Kai Hu
                                        ----------------------------------------
                                        Name:  Chun-Kai Hu
                                        Title: VP & AGM

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Credit Lyonnais New York Branch
                                     -------------------------------------------

                                     By:   /s/ Jan Hazelton
                                        ----------------------------------------
                                        Name:  Jan Hazelton
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Credit Lyonnais New York Branch
                                     -------------------------------------------

                                     By:   /s/ Jan Hazelton
                                        ----------------------------------------
                                        Name:  Jan Hazelton
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     ERSTE BANK, NEW YORK BRANCH
                                     -------------------------------------------

                                     By:   /s/ Gregory T. Aptman
                                        ----------------------------------------
                                        Name:  Gregory T. Aptman
                                        Title: Vice President

                                     By:   /s/ Bryan Lynch
                                        ----------------------------------------
                                        Name:  Bryan Lynch
                                        Title: First Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     First Commercial Bank, New York Agency
                                     -------------------------------------------

                                     By:   /s/ Bruce Ju
                                        ----------------------------------------
                                        Name:  Bruce Ju
                                        Title: V. P. & General Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     First Hawaiian Bank
                                     -------------------------------------------

                                     By:   /s/ Charles L. Jenkins
                                        ----------------------------------------
                                        Name:  Charles L. Jenkins
                                        Title: Vice President, Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Fleet National Bank

                                     By:   /s/ Kathleen M. Ahern
                                        ----------------------------------------
                                        Name:  Kathleen M. Ahern
                                        Title: Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Grayston CLO 2001-01 Ltd.
                                     By: Bear Stearns Asset Management, Inc.
                                     as its Collateral Manager
                                     -------------------------------------------

                                     By:   /s/ Jonathan Berg
                                        ----------------------------------------
                                        Name:  Jonathan Berg
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     GULF STREAM - COMPASS CLO 2002-1, Ltd.
                                     by: Gulf Stream Asset Management, LLC as
                                     Collateral Manager
                                     -------------------------------------------

                                     By:   /s/ Bakey K. Love
                                        ----------------------------------------
                                        Name:  Bakey K. Love
                                        Title: Chief Credit Officer

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     ING CAPITAL LLC

                                     By:   /s/ A. Adam Troso
                                        ----------------------------------------
                                        Name:  A. Adam Troso
                                        Title: Vice President

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     JFMorgan Chase Bank

                                     By:   /s/ Donald Shokrian
                                        ----------------------------------------
                                        Name:  Donald Shokrian
                                        Title: Managing Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     KATONAH I, LTD.
                                     -------------------------------------------

                                     By:   /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital, L.L.C.
                                               As Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     KATONAH II, LTD.
                                     -------------------------------------------

                                     By:   /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital, L.L.C.
                                               As Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     KATONAH III, LTD.
                                     -------------------------------------------

                                     By:   /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital, L.L.C.
                                               As Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     KATONAH IV, LTD.
                                     -------------------------------------------

                                     By:   /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital, L.L.C.
                                               As Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     KATONAH V, LTD.
                                     -------------------------------------------

                                     By:   /s/ Ralph Della Rocca
                                        ----------------------------------------
                                        Name:  Ralph Della Rocca
                                        Title: Authorized Officer
                                               Katonah Capital, L.L.C.
                                               As Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     LEHMAN COMMERCIAL PAPER INC.

                                     By:   /s/ Jane E. Gillard
                                        ----------------------------------------
                                        Name:  Jane E. Gillard
                                        Title: Authorized Signatory

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     THE NORINCHUKIN BANK, NEW YORK BRANCH

                                     By:   /s/ Fumiaki Ono
                                        ----------------------------------------
                                        Name:  FUMIAKI ONO
                                        Title: GENERAL MANAGER

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, THE VARIOUS
                                     LENDERS PARTY THERETO, DEUTSCHE BANK AG,
                                     NEW YORK BRANCH, AS ADMINISTRATIVE AGENT,
                                     J.P. MORGAN CHASE BANK, AS SYNDICATION
                                     AGENT AND BANK OF AMERICA, N.A., FLEET
                                     NATIONAL BANK AND SOCIETE GENERALE, AS
                                     CO-DOCUMENTATION AGENTS

                                     NAME OF INSTITUTION:

                                     Octagon Investment Partners II, LLC
                                     By: Octagon Credit Investors, LLC
                                         as sub-investment manager

                                     By:   /s/ Michael B. Nechamkin
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                        Title: Portfolio Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, THE VARIOUS
                                     LENDERS PARTY THERETO, DEUTSCHE BANK AG,
                                     NEW YORK BRANCH, AS ADMINISTRATIVE AGENT,
                                     J.P. MORGAN CHASE BANK, AS SYNDICATION
                                     AGENT AND BANK OF AMERICA, N.A., FLEET
                                     NATIONAL BANK AND SOCIETE GENERALE, AS
                                     CO-DOCUMENTATION AGENTS

                                     NAME OF INSTITUTION:

                                     Octagon Investment Partners III, Ltd.
                                     By: Octagon Credit Investors, LLC
                                         as Portfolio Manager

                                     By:   /s/ Michael B. Nechamkin
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                        Title: Portfolio Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, THE VARIOUS
                                     LENDERS PARTY THERETO, DEUTSCHE BANK AG,
                                     NEW YORK BRANCH, AS ADMINISTRATIVE AGENT,
                                     J.P. MORGAN CHASE BANK, AS SYNDICATION
                                     AGENT AND BANK OF AMERICA, N.A., FLEET
                                     NATIONAL BANK AND SOCIETE GENERALE, AS
                                     CO-DOCUMENTATION AGENTS

                                     NAME OF INSTITUTION:

                                     Octagon Investment Partners IV, Ltd.
                                     By: Octagon Credit Investors, LLC
                                         as collateral manager

                                     By:   /s/ Michael B. Nechamkin
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                        Title: Portfolio Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, THE VARIOUS
                                     LENDERS PARTY THERETO, DEUTSCHE BANK AG,
                                     NEW YORK BRANCH, AS ADMINISTRATIVE AGENT,
                                     J.P. MORGAN CHASE BANK, AS SYNDICATION
                                     AGENT AND BANK OF AMERICA, N.A., FLEET
                                     NATIONAL BANK AND SOCIETE GENERALE, AS
                                     CO-DOCUMENTATION AGENTS

                                     NAME OF INSTITUTION:

                                     Octagon Investment Partners V, Ltd.
                                     By: Octagon Credit Investors, LLC
                                         as Portfolio Manager

                                     By:   /s/ Michael B. Nechamkin
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                        Title: Portfolio Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     SANPAOLO IMI S.p.A.

                                     By:   /s/ Cathy R. Lesse
                                        ----------------------------------------
                                        Name:  Cathy R. Lesse
                                        Title: Vice President

                                     By:   /s/ Carlos Persico
                                        ----------------------------------------
                                        Name:  Carlos Persico
                                        Title: CEO for the Amerigas

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     SANPAOLO IMI S.p.A.

                                     By:   /s/ Cathy R. Lesse
                                        ----------------------------------------
                                        Name:  Cathy R. Lesse
                                        Title: Vice President

                                     By:   /s/ Carlos Persico
                                        ----------------------------------------
                                        Name:  Carlos Persico
                                        Title: CEO for the Amerigas

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Sierra CLO I
                                     -------------------------------------------

                                     By:   /s/ John M. Caspatian
                                        ----------------------------------------
                                        Name:  John M. Caspatian
                                        Title: Chief Operating Officer

                                               Centre Pacific, Manager

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     Societe Generate
                                     -------------------------------------------

                                     By:   /s/ Thomas K. Day
                                        ----------------------------------------
                                        Name:  Thomas K. Day
                                        Title: Managing Director

                                     SIGNATURE PAGE TO THE SECOND AMENDMENT
                                     DATED AS OF JUNE 30, 2003, TO THE CREDIT
                                     AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                     AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                     INC., CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                     REVOLVING LOAN BORROWERS, VARIOUS LENDERS
                                     PARTY THERETO, DEUTSCHE BANK AG, NEW YORK
                                     BRANCH, AS ADMINISTRATIVE AGENT, J.P.
                                     MORGAN CHASE BANK, AS SYNDICATION AGENT AND
                                     BANK OF AMERICA, N.A., FLEET NATIONAL BANK
                                     AND SOCIETE GENERALE, AS CO- DOCUMENTATION
                                     AGENTS

                                     NAME OF INSTITUTION:

                                     UBS AG, STAMFORD BRANCH

                                     By:   /s/ Anthony N. Joeseph
                                        ----------------------------------------
                                        Name:  Anthony N. Joeseph
                                        Title: Associate Director
                                               Banking Products Services, US

                                     By:   /s/ Jennifer L. Poccia
                                        ----------------------------------------
                                        Name:  Jennifer L. Poccia
                                        Title: Associate Director
                                               Banking Products Services, US